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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Schlumberger Limited filed concurrently herewith of our report dated June 11, 1999, appearing in this Annual Report on Form 11-K of the Production Operators Thrift Plan for the period ended December 31, 1998.

/s/ LARKIN, ERVIN & SHIRLEY, L.L.P.

Houston, Texas
June 28, 1999